UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 Or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2005

ROYAL CARIBBEAN CRUISES LTD.
_____________________________________________
(Exact Name of Registrant as Specified in Charter)

Republic of Liberia
_______________________________________________
(State or Other Jurisdiction of Incorporation)
1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida	33132.

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: 305-539-6000
Not Applicable
____________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01	Entry into a Material Definitive Agreement.

On May 18, 2005, Royal Caribbean Cruises Ltd. (the “Company”) entered into an amendment to the Credit Agreement dated as of March 27, 2003 among the Company and various financial institutions and Citibank, N.A. as Administrative Agent, relating to the Company’s unsecured revolving credit facility. The amendment reduces the Company’s borrowing costs under the facility and extends the maturity date of the facility to March 27, 2010. A copy of the amendment is included as an exhibit to this Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

Exhibit 10.1 – Amendment No. 1 (dated as of May 18, 2005) to Credit Agreement dated as of March 27, 2003 among Royal Caribbean Cruises Ltd. and various financial institutions and Citibank, N.A. as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 24, 2005	By:	/s/ BONNIE S. BIUMI

			Name:	Bonnie S. Biumi
			Title:	Senior Vice President and Treasurer